Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 17. SUBSEQUENT EVENTS

The Company made new direct lending to third party Companies in 2018 as follows:

Borrower	Amount	Annual Interest rate	Loan period
B	$4,000,000	8%	From 1/22/2018 to 7/21/2018
F	5,000,000	15%	From 1/23/2018 to 1/22/2019
Total	$9,000,000

On May 3, 2018, Fuhui signed a revolving factoring credit facility (the “Facility”) agreement with Sino Pharma Business Factoring Co., Ltd. (‘Sino Pharma BF”), one of the leading factoring services providers serving the healthcare industry and a subsidiary of China National Pharmaceutical Group Corporation. The Facility has a one-year term with the option for multiple-year extensions and allows Sino Pharma BF to receive a RMB 100 million (approximately $15.7 million) revolving factoring credit line from the Company. The Facility is backed by accounts receivable from Grade A hospitals with Class II or above rankings.